UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2015

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-179311	45-3864597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

48 Wall Street - Suite 1100

New York, New York 10005

(Address of principal executive offices, including zip code)

646-205-1603

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “Company,” “we,” “us,” and “our” refers to Tyme Technologies, Inc. and, unless the context indicates otherwise, its direct and indirect subsidiaries, Tyme Inc. and Luminant Biosciences, LLC, on a consolidated basis.

Item 1.01  Entry into a Material Definitive Agreement.

We entered into an Omnibus Amendment, dated as of June 5, 2015 (the “Omnibus Amendment”), with Christopher Brown and GEM Global Yield Fund LLC SCS (“GEM”) on June 5, 2015.  The Omnibus Amendment amended certain agreements we had previously entered into with Mr. Brown and GEM, as well as the promissory note of GEM, dated as of March 5, 2015, payable to our Company and in the principal amount of $2.5 million (the “PPO Note”).  Pursuant to the Omnibus Amendment, on June 5, 2015, GEM made a payment to our Company of $1.25 million in partial satisfaction of the PPO Note (the “Partial Note Satisfaction”).

GEM had originally issued and delivered to us the PPO Note on March 5, 2015 as part of GEM’s payment of its subscription price for 2.716 million shares (the “PPO Shares”) of our common stock which we sold to GEM pursuant to a Subscription Agreement, dated March 5, 2015 (the “Subscription Agreement”), between GEM and us.  The PPO had an original maturity date of June 5, 2015.  Under the Omnibus Amendment, we extended the maturity date with respect to the balance due under the PPO Note ($1.25 million in principal amount) to July 6, 2015.

GEM’s obligation to pay the amounts due under the PPO Note was secured by the escrow of 5 million shares of our common stock owned by GEM.  These shares were acquired by GEM prior to entering into the Subscription Agreement with us.  Upon receipt of the Partial Note Satisfaction, 2.5 million of such shares were released from escrow.

Pursuant to a Registration Rights Agreement, dated as of March 5, 2015 (the “Registration Rights Agreement”), we granted to GEM and Mr. Brown certain registration rights with respect to the 2.716 million PPO Shares that GEM acquired under the Subscription Agreement and the 2.31 million shares (the “Bridge Note Shares”) of our common stock that were issued upon the March 5, 2015 conversion of a Second Amended and Restated 10% Convertible Note of Tyme Inc., issued as of January 15, 2015, in the principal amount of $2.31 million and payable to Mr. Brown (the “Bridge Note”).  (In connection with the conversion of the Bridge Note, Mr. Brown assigned all of the Bridge Note Shares to GEM, an entity in which Mr. Brown acts as its Manager.)  Under the Registration Rights Agreement, we agreed that promptly, but no later than 90 days following the earlier of the (i) date on which the PPO Note has been fully satisfied and (ii) the PPO Note’s original maturity date (such earlier date, the “PPO Note Satisfaction Date”), we will file a registration statement with the SEC (the “Registration Statement”) covering, among other securities, the PPO Shares and Bridge Shares.  The Registration Rights Agreement further requires us to use commercially reasonable efforts to ensure that the Registration Statement is declared effective within 180 calendar days of its filing with the SEC.  If we are late in filing the Registration Statement or if the Registration Statement is not declared effective within 180 days of its filing with the SEC, liquidated damages payable by our Company to the holders of the PPO Shares and Bridge Note Shares that have not been so registered will commence to accrue at a rate equal to $0.01 per share with respect to Bridge Note Shares and $0.025 per share with respect to the PPO Shares for each full month that (i) we are late in filing the Registration Statement or (ii) the Registration Statement is late in being declared effective by the SEC; provided, however, that in no event shall the aggregate of any such liquidated damages exceed $0.08 per Bridge Note Share and $0.20 per PPO Share.

The Omnibus Amendment amended the Registration Rights Agreement to the effect that, in order to avoid the imposition of any liquidated damages, we are required to file the Registration Statement no later than 90 days after July 6, 2015.

Under the Merger Agreement, dated as of March 5, 2015 (the “Merger Agreement”), among us, Tyme Inc. (“Tyme”) and others, pursuant to which we acquired, by means of a reverse triangular merger (the “Merger”), Tyme as a wholly owned subsidiary, we are required to issue to the stockholders of record of our Company immediately prior to the Merger an aggregate of 1,333,333 shares of our Common Stock upon our completion of a private placement of our securities for gross proceeds of at least $20 million (a “Qualified Offering”), based on a pre-money valuation of our Company of at least $200 million by a date which originally was five months following the PPO Note Satisfaction Date.  The Merger Agreement further provides that if the valuation of our Company used for the Qualified Offering is less than $200 million or that no Qualified Offering is consummated within the stated period, such holders are required to surrender to us for cancellation a specified number of shares of our Company, such number of shares to be surrendered to be based upon the ultimate valuation of our Company for the purposes of the Qualified Offering or the failure to consummate a Qualified Offering.  Certain holders placed into escrow a total of 3.5 million shares of our common stock to secure such surrender obligations pursuant to an Adjustments Shares Escrow Agreement, dated as of March 5, 2015 (the “Adjustment Shares Escrow Agreement”), among GEM and our Company.

The Omnibus Amendment provides that the time period for the Qualified Offering is not changed due to the extension of the maturity date of the PPO Note.

For further information concerning the PPO Note, Subscription Agreement, Registration Rights Agreement, Bridge Note, Merger Agreement, Merger and Adjustment Shares Escrow Agreement, we refer readers to Amendment No. 1 to our Current Report on Form 8-K/A (Date of Report: March 5, 2015), filed with the SEC on April 16, 2015.

Item 9.01  Financial Statements and Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

10.1*	Omnibus Amendment, dated as of June 5, 2015, among Tyme Technologies, Inc., Christopher Brown and GEM Global Yield Fund LLC SCS.

10.2

Agreement and Plan of Merger and Reorganization, dated as of March 5, 2015, by and among Tyme Technologies, Tyme Acquisition Corp., Tyme, Inc. and other signatories thereto.  [Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.3

Form of Subscription Agreement between Tyme Technologies, Inc. and GEM Global Yield Fund LLC SCS.  [Incorporated by reference to Exhibit 10.5 to our Current Report on Form 8-K (Date of Report: March 5, 2011), filed with the SEC on March 11, 2015.]

10.4

Subscription Note of GEM Global Yield Fund LLC SCS, dated March 5, 2015, in the amount of $2.5 million and payable to Tyme Technologies, Inc.  [Incorporated by reference to Exhibit 10.6 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.5

Subscription Note Shares Escrow Agreement, dated March 5, 2015, between GEM Global Yield Fund LLC SCS and Tyme Technologies, Inc. and CKR Law LLP (as Escrow Agent).  [Incorporated by reference to Exhibit 10.7 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.6

Form of Registration Rights Agreement, dated as of March 5, 2015, among Tyme Technologies, Inc. and the other parties thereto.  [Incorporated by reference to Exhibit 10.9 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.7

Adjustment Shares Escrow Agreement, dated as of March 5, 2015, among Tyme Technologies, Inc., the depositor parties thereto, CKR Law LLP (as Escrow Agent).  [Incorporated by reference to Exhibit 10.15 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.8

Second Amended and Restated 10% Secured Convertible Promissory Note of Tyme Inc. in the principal amount of $2,310,000 issued on January 15, 2015.  [Incorporated by reference to Exhibit 10.18 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: June 10, 2015	By:	/s/ Steve Hoffman
Steve Hoffman, Chief Executive Officer